QUARTERLY REPORT
June 30, 2007

FMI
Large Cap
Fund

A NO-LOAD
MUTUAL FUND

FMI
Large Cap
Fund

July 1, 2007
Dear Fellow Shareholders:

In the June quarter, the FMI Large Cap Fund increased 6.01%1 on an absolute basis, compared to 6.28%2  for the Standard & Poor’s 500 Index (S&P 500).  For the calendar year-to-date, the Fund is up 7.97% compared to 6.96% for the S&P 500.  W.W. Grainger, Inc., Willis Group Holdings Ltd., and Cadbury Schweppes PLC all performed well in the quarter.  We took advantage of Cadbury’s strength and takeover speculation to liquidate this holding.  Cash positions may fluctuate a little more than normal in the short-run as we seek to redeploy the proceeds.

While we were pleased with the performance for the quarter, short-term results should not be the focus of long-term investors.  Importantly, we continue to seek out strong durable businesses at reasonable valuations that look attractive over a three- to five-year investment time horizon.  While today’s valuations strain our ability to find attractively priced investment opportunities, we remain confident in the fundamental prospects of the companies in the Fund.  These companies are generally not flashy, but typically lead their respective industries, provide necessary products and services, are well financed, and trade at discounts to the market.  The FMI Large Cap Fund portfolio currently trades for approximately 1.6 times annual revenue (market capitalization divided by annual revenue), compared to 2.7 times for the S&P 500.  The EV/EBITDA ratio (market value plus net debt divided by earnings before interest, taxes, depreciation and amortization), is 8.9 compared to the S&P 500’s 11.8.  The balance sheets of the companies in the Fund portfolio are solid.

As is our customary practice, below are some general thoughts on the economy, as well as what we believe to be an interesting and very topical discussion about alternative assets and securities.

Economic Growth
Gross domestic product (GDP) grew 0.7% in the first quarter.  The slowdown reflects the continued downturn in the housing market and an aging of one of the longer periods of economic growth (nearly six years).  The economy is fighting through higher rates, tighter credit standards, fewer home equity cash-outs, and higher food and energy prices.  Some economists envision a stronger second half of the year as housing stabilizes, unemployment remains low, and imports improve.  Right now we don’t see it.

The slowdown in economic growth was also mirrored in the quarterly earnings growth of the S&P 500, as earnings decelerated again in the second quarter to an estimated 4.4% rate, closing the chapter on one of the longest streaks of double-digit earnings growth at 18 quarters through the third quarter of 2006.  Record share repurchases of $117 billion in the first quarter, up 17.5% from last year, helped drive this growth.  Second quarter share repurchases were also strong, although final numbers are not yet available.  The retiring of shares has driven approximately 50% of the earnings per share growth of the S&P 500 since the start of the 2001 recovery.
_________

1	The Fund’s one year and annualized five year and since inception (December 31, 2001) returns through June 30, 2007 were 20.57%, 14.42% and 11.36%, respectively.
2
The Standard and Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange.  The Standard and Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis.  A particular stock’s weighting in the Index is based on its relative total market value (i.e. its market price per share times the number of shares outstanding).  Stocks may be added or deleted from the Index from time to time.

Over the long term, corporate earnings growth has mirrored the growth in nominal GDP at roughly 6%.  With modest levels of reinvestment and historically high pretax margins, more rapid growth does not seem plausible over the next few years.

Housing
The slide in housing continues as existing home sales fell again in May to a 5.99 million unit annual rate – the lowest level in nearly four years, and off 10.3% from last year, according to the National Association of Realtors.  Inventories remain elevated, rising 5% in May to 4.4 million units, or nearly nine months’ supply.  As the downturn widens in scope, one of the cherished bromides – that housing prices in all areas of the country can’t decline simultaneously – appears to be at risk.  Although the numbers are volatile month to month, the Commerce Department reported that April median home prices declined 10.9%.  May’s figure fell over 2%, led by a 3.8% decline in the South. This was the tenth consecutive monthly decline. The Midwest, California, and Florida were particularly weak.

Chief executive officers of large public homebuilders have been lamenting the prolonged duration and surprising magnitude of the market decline.  Bob Toll, CEO of Toll Brothers, recently said, “As buyers look for signs of stabilization, they’re fearful of being ‘embarrassed’ by purchasing a house that’s worth less three months later… I don’t think any of us foresaw [that] it would be as tough as it’s been, none of us realized the speculation was as deep and impacting as it was.”  It’s more than a touch ironic that Mr. Toll and the other experts were not able to see the bubble right under their noses.

Future housing sales are likely to remain under pressure due to tighter lending standards and the $690 billion of subprime adjustable rate mortgages that are due to reset over the next two years. Currently 1.28% of mortgage loans are in foreclosure, up from 0.98% a year earlier.  For subprime loans the picture is even bleaker with a 13.8% delinquency rate, up from 11.5% last year.  Worse yet, the current housing data does not reflect the lagging impact of tighter lending standards and the rise in long-term rates, both of which crimp an owner’s ability to refinance.  We continue to be less than sanguine with respect to a quick rebound in housing, although we are researching a few of the housing-related stocks for a contrarian opportunity.

Energy
We have been wrong so far on our energy prediction.  Similar to our December quarterly update, US crude inventories remain elevated, seemingly supporting a lower price.  However, this has not transpired as oil prices have risen modestly since the start of the year.  Ongoing political tensions in Nigeria, Iran and Iraq have contributed to part of this divergence.  Gasoline stockpiles are slightly below their five-year average due largely to limitations in refining capacity.  We are, however, seeing a nice increase in money devoted to exploration and development, as well as the beginnings of real conservation.  This should eventually lead to lower prices.

Employment
The unemployment rate stayed at 4.5% in May, having essentially moved between 4.4% and 4.6% for nine straight months.  After reaching a cycle peak of 2.1% year-over-year growth in November 2006, employment growth, as measured by the Household Survey, has decelerated to only 1.3% in May.  This slowdown has coincided with an increase in part-time employment as a percentage of the total labor pool, and a modest decline in labor participation rates.  As payroll growth has slowed to an average of 133,000 per month compared with an average monthly increase of 189,000 in 2006, more “potential” workers have dropped out of the labor force.  While this half of the labor picture appears to be weakening, wages have picked up in recent quarters and now are running at a 3.8% clip.

Interest Rates/Monetary Policy
The yield curve steepened gradually in the quarter, with a 21 basis point positive spread between the 2-Year and the 10-Year Treasury, compared to an 11 basis point inversion (long rates below short rates) at the beginning of the year.   The rise in the long end of the curve has been driven by a number of factors, including reduced expectations of a Fed cut, a coincident rise in global monetary rates, and a stubbornly high inflation rate.  The Fed continues to maintain its hawkish tone with the latest personal consumption expenditure (PCE) reading near the upper end of its 2.0-2.5% comfort zone.  While the pundits continue to focus on the “core” Consumer Price Index (CPI) figure, which excludes energy and food, the all-inclusive CPI, in the first five months of 2007, advanced at a 5.5% annualized rate.  The Bernanke Fed thus faces the unenviable position of dealing with potentially below-trend growth and rising prices.

Perhaps the higher rate environment spells the end of what some have called “the great moderation,” which has been a boon to financial markets around the world for the last several years.  This unusually favorable economic climate, characterized by low interest rates and bountiful global liquidity, has reduced risk premiums and credit spreads.  The quest for yield has resulted in a massive proliferation of ever more complex financial instruments, such as credit default swaps (CDSs), collateralized debt obligations (CDOs) and collateralized loan obligations (CLOs).

Cheap credit and significant demand for high yield debt underpins the leveraged buyout boom as well.  An extremely low default rate has characterized the high yield market for some time.  Indeed, only 1.3% of below investment grade debt is currently in default, relative to the long-term average default rate of approximately 3.5%, and a peak rate over 15%.  We believe this low rate is misleading.  Abundant liquidity and an appetite for risk have turned poor credits into “new investment opportunities,” as poor performers are restructured before they hit the soup line.  We highlight a quote from a speech delivered by former Federal Reserve Chief Alan Greenspan in September of 2005:
“A decline in perceived risk is often self-reinforcing in that it encourages presumptions of prolonged stability and thus a willingness to reach over an ever-more-extended time period.  But because people are inherently risk averse, risk premiums cannot decline indefinitely.  Whatever the reason for the narrowing of credit spreads, and they differ from episode to episode, history cautions that extended periods of low concern about credit risk have invariably been followed by reversal, with the attendant fall in prices of risky assets.  Such developments apparently reflect not only market dynamics but also the all-too-evident alternating and infectious bouts of human euphoria and distress and the instability they engender… history has not dealt kindly with the aftermath of protracted periods of low risk premiums.”

In last September’s letter, we promised a little more color on the derivative markets, along with some thoughts about alternative assets.  Greenspan’s quote is a timely segue into this discussion.

Derivatives, Hedge Funds and Private Equity
Innovation in the derivatives market has resulted in a veritable alphabet soup of complex, often illiquid structured securities.  Growth in CDOs, CDSs, and CLOs has continued to set records, often trading in multiples of their outstanding underlying assets or collateral.  According to data from the International Swaps and Derivatives Association, the credit derivatives market has nearly doubled in size every year for the past five years, surpassing $34.5 trillion in 2006, or nearly three times US gross domestic product.  Including interest rate and equity derivatives, the total derivatives market is in excess of $327 trillion – over five times global GDP.  We have always viewed rapid growth in financial products with trepidation.  This is especially true given the difficulty in ascertaining both the creditworthiness of counter parties (those on the other side of the derivative trade) and the tremendous reverberations that an unexpected event can have on the capital markets due to the exceptional leverage in these instruments (think Long Term Capital Management).

Taking a step back, derivatives in their basic form are financial contracts that allow the transfer of risk from one market participant to another.  CDOs, CDSs and CLOs are all essentially structured products whose underlying risk and return is based upon an asset or pool of assets.  For instance, CDOs and CLOs reflect the payments and perceived risk of mortgage pools or individual corporate borrowings that support each synthetic derivative instrument.  Similarly, a credit default swap, the most common type of credit derivative, allows investors to make a direct bet on the creditworthiness of a borrower.

From this starting point, engineers, mathematicians, PhDs and other Wall Street wizards dream up permutation after permutation based upon the underlying notion that the unbundling of various types of credits facilitates a more finely tuned matching of risks to specific risk appetites.  A case can certainly be made for a lending institution to hedge or reduce a particular outstanding commitment in the ordinary course of business.  Yet in the past several years, hedge funds have grown to account for over sixty percent of the credit derivative market.

By some estimates there are over 10,000 hedge funds controlling $1.6 trillion of assets, a substantial increase from the 600 funds in existence in 1990.  Hedge funds appear to be taking derivatives far afield from their economic purpose.  A new breed of speculator is actively trading second and third derivatives of the underlying collateral with very little equity backing the activity.  The complexity of the underlying securities has transformed the market so much that Lewis Ranieri, the former Solomon Brothers trader and the Thomas Edison of mortgage backed securities, recently stated that he no longer knows how to comprehend the ripple effects through the system.  As we have said previously, the system is predicated upon the strength of each counter party.  If the chain is broken, the fallout could be widespread.

The leverage employed by alternative asset players – typified by the troubled Bear Sterns High Grade Structured Credit Strategies Enhanced Leverage Fund, which increased its leverage to 22 to 1 – fits the pattern of many historical financial crises.  In A Demon of Our Own Design, Richard Bookstaber highlights that one of the common underpinnings to financial crises is that excess liquidity that encourages leverage on the way up eventually disappears on the way down as margin calls on the collateral accelerate.  Ultimately, an attempt to raise cash through selling collateral requires such a drop in prices that the lowered value of the remaining positions sets off a fire sale as everyone rushes for the exits.

History is replete with examples of leverage gone amuck: the South-Sea bubble, tulip mania, Latin American loans, and the first junk bond crisis.  Each occurrence is precipitated by an event that sets off a rush for liquidity.  In the 1980s, the leveraged buyout boom financed through high yield junk bonds, eventually led to the failure of a number of high profile deals, including United Airlines and the eventual implosion of Milken’s Drexel Burnham Lambert.  In the case of Long Term Capital Management, it was the 1998 Russian debt default.

Today, we see the same formative pieces in place as growth in the alternative markets reaches a frenzied pace.  As we mentioned in our last letter, lenders have demanded very little compensation in the form of higher interest rates to finance even the highest risk buyouts.  Underwriting standards have degraded further as firms have issued debt with no covenants (“cov-lite”) and payment-in-kind toggle notes that were popularized in the 1980s’ debt-funded buyouts.  Banks have also relaxed lending standards as loans have been repacked and sold through CLOs and CDOs.

A common trait shared by derivatives and private equity is that ultimately, both asset classes depend on liquidity.  Just this past month the failed initial public offering (IPO) of the structured credit fund management company, Everquest Financial Ltd., an investment firm established last fall in partnership with the now troubled Bear Stearns alternative asset group, revealed in its prospectus that the value of certain assets “were determined based upon certain models, assumptions and methods and do not necessarily reflect the value that could have been achieved upon the sale” of them in the open market.  Indeed Merrill Lynch, who seized some $850 million of assets from two troubled Bear Stearns hedge funds, would attest to this as the firm was successful selling less than half of the collateral repatriated, being forced to discount as low as thirty cents on the dollar, according to several market commentators.

Perhaps it comes as no surprise that Lloyd Blankfein, Chairman and Chief Executive Officer of Goldman Sachs – itself one of the largest alternative asset class participants, with nearly three quarters of their income derived from trading and principal investments – should say that “risk distribution vehicles, like derivatives have made the world safer at least from the 50-year storm if not the 100-year storm.”  From our vantage point, we think he has it wrong by 180 degrees.  The explosion in complex derivatives on a sliver of capital with a lack of transparency and liquidity has actually created the conditions for a 50- or 100-year flood.

Outlook
Although the preceding discussion may tempt you to stock up on canned goods and bottled water, it is important to remember that financial markets always face uncertainties and real risks.  It is true, the derivative and private equity excesses appear to be reaching a crescendo – why else would some of the largest hedge funds and private equity firms be rushing to go public now? The passing of excesses will come with some pain to fundamental long-term investors, but far more to the other guys.  Our goal is to keep you from becoming one of the other guys.

It should make you feel better to know that your Fund has liquid securities that trade every day in a transparent fashion on a regulated exchange.

The market is underpricing risk, and the meltdown in a Bear Stearns hedge fund just ten months after receiving seed capital is a watershed event.  Our belief is that more hedge funds will stumble or fail as the appetite for risk turns into a desire for safety.  We think the private equity market will also get its comeuppance as investors pull back from ridiculous valuations and imprudent leverage.  These developments will, after a tough period, prove to be very positive for our portfolio.  Rest assured that throughout the ups and downs our money sits right next to yours and we will always do our best.

We appreciate your confidence in the FMI Large Cap Fund.

Sincerely,

Ted D. Kellner, CFA	Donald S. Wilson, CFA	Patrick J. English, CFA
President and	Vice President	Vice President and
Portfolio Manager		Portfolio Manager

100 E. Wisconsin Ave., Suite 2200 • Milwaukee, WI  53202 • 414-226-4555
www.fmifunds.com

FMI Large Cap Fund
STATEMENT OF NET ASSETS
June 30, 2007 (Unaudited)

Shares		Value(b)

COMMON STOCKS — 90.8% (a)
COMMERCIAL SERVICES SECTOR — 3.4%
	Miscellaneous Commercial
	Services — 3.4%
472,000	Cintas Corp.	$18,610,960
COMMUNICATIONS SECTOR — 4.5%
	Major Telecommunications — 4.5%
1,190,000	Sprint Nextel Corp.	24,644,900
CONSUMER NON-DURABLES SECTOR — 7.1%
	Beverages: Alcoholic — 3.6%
237,000	Diageo PLC - SP-ADR	19,744,470
	Household/Personal Care — 3.5%
286,000	Kimberly-Clark Corp.	19,130,540
CONSUMER SERVICES SECTOR — 4.3%
	Media Conglomerates — 4.3%
1,111,000	Time Warner Inc.	23,375,440
DISTRIBUTION SERVICES SECTOR — 8.8%
	Medical Distributors — 4.2%
330,000	Cardinal Health, Inc.	23,311,200
	Wholesale Distributors — 4.6%
273,000	Grainger (W.W.), Inc.	25,402,650
ELECTRONIC TECHNOLOGY SECTOR — 2.9%
	Electronic Equipment/
	Instruments — 2.9%
270,600	CANON INC. SP-ADR	15,867,984
ENERGY MINERALS SECTOR — 3.8%
	Integrated Oil — 3.8%
291,000	BP PLC - SP-ADR	20,992,740
FINANCE SECTOR — 14.4%
	Insurance Brokers/Services — 4.5%
565,000	Willis Group Holdings Ltd.	24,893,900
	Major Banks — 4.3%
576,000	Bank of New York
	Company, Inc.	23,869,440
	Property/Casualty Insurance — 5.6%
8,600	Berkshire Hathaway
	Inc. Cl B	31,003,000
HEALTH TECHNOLOGY SECTOR — 3.6%
	Medical Specialties — 3.6%
264,000	Becton, Dickinson & Co.	19,668,000
INDUSTRIAL SERVICES SECTOR — 3.5%
	Environmental Services — 3.5%
486,000	Waste Management, Inc.	18,978,300
PROCESS INDUSTRIES SECTOR — 4.4%
	Chemicals: Specialty — 4.4%
337,000	Praxair, Inc.	24,260,630
PRODUCER MANUFACTURING SECTOR — 8.1%
	Industrial Conglomerates — 8.1%
486,000	General Electric Co.	18,604,080
762,000	Tyco International Ltd.	25,747,980
		44,352,060
RETAIL TRADE SECTOR — 12.1%
	Apparel/Footwear Retail — 3.7%
731,000	TJX Companies, Inc.	20,102,500
	Discount Stores — 4.9%
554,000	Wal-Mart Stores, Inc.	26,652,940
	Electronics/Appliance Stores — 3.5%
417,600	Best Buy Co., Inc.	19,489,392
TECHNOLOGY SERVICES SECTOR — 6.1%
	Information Technology — 6.1%
776,000	Accenture Ltd.	33,282,640
TRANSPORTATION SECTOR — 3.8%
	Air Freight/Couriers — 3.8%
286,000	United Parcel Service,
	Inc. Cl B	20,878,000
	Total common stocks	498,511,686

FMI Large Cap Fund
STATEMENT OF NET ASSETS (Continued)
June 30, 2007 (Unaudited)

Principal
Amount		Value(b)

SHORT-TERM INVESTMENTS — 7.9% (a)
	Commercial Paper — 4.4%
$8,000,000	Abbey National
	North America LLC,
	5.21%, due 07/06/07	$7,994,211
8,000,000	Citigroup Funding Inc.,
	5.23%, due 07/06/07	7,994,189
8,000,000	Toyota Motor Credit Corp.,
	5.20%, due 07/06/07	7,994,222
	Total commercial paper	23,982,622
	Variable Rate Demand Notes — 3.5%
15,906,805	U.S. Bank, N.A., 5.07%	15,906,805
3,500,000	Wisconsin Corporate Central
	Credit Union, 4.99%	3,500,000
	Total variable rate
	demand notes	19,406,805
	Total short-term
	investments	43,389,427
	Total investments	541,901,113
	Cash and receivables, less
	liabilities — 1.3% (a)	7,334,155
	Net Assets	$549,235,268
	Net Asset Value Per Share
	($0.0001 par value,
	100,000,000 shares
	authorized), offering
	and redemption price
	($549,235,268 ÷ 33,496,973
	shares outstanding)	$16.40

(a)	Percentages for the various classifications relate to net assets.
(b)
Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded.  Securities that are traded on the Nasdaq Markets (Nasdaq Global Select Market, Nasdaq Global Market and Nasdaq Capital Market formerly known as the Nasdaq National Market or the Nasdaq SmallCap Market) are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price.  Short-term investments with maturities of 60 days or less are valued at amortized cost which approximates value.

ADR – American Depositary Receipts

IRA Investors . . .The annual $15 maintenance fee for shareholders invested through IRA accounts is due on November 9, 2007.  For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date.  If you have any questions about the total amount due, please call Shareholder Services at 1-800-811-5311.

FMI Large Cap Fund
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202
www.fmifunds.com
414-226-4555

BOARD OF DIRECTORS
BARRY K. ALLEN
GEORGE D. DALTON
PATRICK J. ENGLISH
GORDON H. GUNNLAUGSSON
TED D. KELLNER
RICHARD E. LANE
PAUL S. SHAIN

INVESTMENT ADVISER
AND ADMINISTRATOR
FIDUCIARY MANAGEMENT, INC.
100 East Wisconsin Avenue, Suite 2200
Milwaukee, Wisconsin  53202

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin  53202
800-811-5311
or
414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin  53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PRICEWATERHOUSECOOPERS LLP
100 East Wisconsin Avenue
Suite 1800
Milwaukee, Wisconsin  53202

LEGAL COUNSEL
FOLEY & LARDNER LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMI Large Cap Fund unless accompanied or preceded by the Fund’s current prospectus. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fmifunds.com.